UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

November 5, 2019

Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.

OWENS-ILLINOIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (Owens-Illinois, Inc.) Delaware (Owens-Illinois Group, Inc.) (State or other jurisdiction of incorporation)	1-9576 33-13061 (Commission File Number)	22-2781933 34-1559348 (IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value per share, of Owens-Illinois Group Inc.	OI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.    REGULATION FD DISCLOSURE.

On November 5, 2019, Owens-Illinois Group, Inc. (“OI Group”), the wholly owned subsidiary of Owens-Illinois, Inc., issued a press release (the “Press Release”) announcing that OI European Group B.V. (“OI Europe”), an indirect wholly owned subsidiary of OI Group, intends to offer, subject to market and other conditions, in a private offering €300 million aggregate principal amount of senior notes due 2025, to be guaranteed by OI Group and certain U.S. domestic subsidiaries of OI Group that are guarantors under OI Group’s credit agreement. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report.

OI Europe’s obligations under the senior notes will be unsecured and guaranteed on a joint and several basis by OI Group and certain U.S. domestic subsidiaries of OI Group that are guarantors under OI Group’s credit agreement. The senior notes will be issued pursuant to an indenture that will contain covenants which, among other things, restrict the ability of OI Group and its subsidiaries to incur liens, engage in certain sale and leaseback transactions and consolidate, merge or sell all or substantially all of OI Group’s assets.

The senior notes and the guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and will be offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act. Unless so registered, the senior notes and the guarantees may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. Prospective purchasers that are qualified institutional buyers are hereby notified that the seller of the senior notes may be relying on the exemption from the provisions of Section 5 of the Securities Act provided by Rule 144A.

The information contained in this Item 7.01 is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy the senior notes or the guarantees, nor shall there be any sale of the senior notes and the guarantees in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act and such information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward-looking statements reflect OI Group’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements. It is possible OI Group’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) foreign currency fluctuations relative to the U.S. dollar, (2) changes in capital availability or cost, including interest rate fluctuations and the ability of OI Group to refinance debt at favorable terms, (3) the general political, economic and competitive conditions in markets and countries where OI Group has operations, including uncertainties related to Brexit, economic and social conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (4) OI Group’s ability to generate sufficient future cash flows to ensure OI Group’s goodwill is not impaired, (5) consumer preferences for alternative forms of packaging, (6) cost and availability of raw materials, labor, energy and transportation, (7) OI Group’s ability to manage its cost structure, including its success in implementing restructuring or other plans aimed at improving OI Group’s operating efficiency and working capital management, achieving cost savings, and remaining well-positioned to address OI Group’s legacy liabilities, (8) consolidation among competitors and customers, (9) OI Group’s ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from such acquisitions, divestitures or expansions, (10) unanticipated expenditures with respect to data privacy, environmental, safety and health laws, (11) unanticipated operational disruptions, including higher capital spending, (12) OI Group’s ability to further develop its sales, marketing and product development capabilities, (13) the failure of OI Group’s joint venture partners to meet their obligations or commit additional capital to the joint venture, (14) the ability of OI Group and the third parties on which it relies for information technology system support to prevent and detect security breaches related to cybersecurity and data privacy, (15) changes in U.S. trade policies, (16) OI Group’s ability to achieve its strategic plan, and the other risk factors discussed in OI Group’s Annual Report on Form 10-K for the year ended December 31, 2018 and any subsequently filed Quarterly Reports on Form 10-Q or OI Group’s other filings with the Securities and Exchange Commission. It is not possible to foresee or identify all such factors. Any forward-looking statements in this Current Report on Form 8-K are based on certain assumptions and analyses made by OI Group in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. OI Group’s forward-looking statements speak only as of the date made. While OI Group continually reviews trends and uncertainties affecting OI Group’s results of operations and financial condition, OI Group does not assume any obligation to update or supplement any particular forward-looking statements contained in this Current Report on Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit
No.	Description
99.1	Press Release, dated November 5, 2019

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: November 5, 2019	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS GROUP, INC.

Date: November 5, 2019	By:	/s/ John A. Haudrich
	Name:	John A. Haudrich
	Title:	President and Chief Financial Officer